Exhibit 4.1

WARRANT AGREEMENT

BETWEEN

MIRANT CORPORATION

AND

MELLON INVESTOR SERVICES LLC,

AS WARRANT AGENT

JANUARY 3, 2006

2

WARRANT AGREEMENT

This WARRANT AGREEMENT (this “Agreement”), dated as of January 3, 2006 between MIRANT CORPORATION, a Delaware corporation (the “Company”) and MELLON INVESTOR SERVICES LLC, a New Jersey limited liability company (in its capacity as warrant agent hereunder, the “Warrant Agent”).

Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Plan (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, on July 14, 2003 (the “Petition Date”), Mirant Corporation (“Old Mirant”) filed a voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”), which case is being jointly administered for procedural purposes before the Bankruptcy Court with the cases of certain wholly-owned U.S. subsidiaries of Old Mirant under case number 03-46590 (collectively, the “Chapter 11 Cases”).

WHEREAS, in connection with the Second Amended Joint Chapter 11 Plan of Reorganization of the Company (the “Plan”), the Company will issue (i) Series A Warrants (the “Series A Warrants”) entitling the holders to purchase initially an aggregate of up to 35,294,118 shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company, and (ii) Series B Warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”) entitling the holders to purchase initially an aggregate of up to 17,647,059 of Common Stock, in each case, on the terms and subject to the conditions set forth in this Agreement.  The Common Stock issuable pursuant to the Warrants, as adjusted from time to time pursuant to this Agreement, is referred to herein as the “Shares.”

WHEREAS, the Warrant Agent, at the request of the Company, has agreed to act as the agent of the Company in connection with the issuance, registration, transfer, exchange and exercise of the Warrants.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1.  Appointment of Warrant Agent.  The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement (and no implied terms); and the Warrant Agent hereby accepts such appointment, upon the terms and conditions hereinafter set forth.

SECTION 2.  Issuances.  On the terms and subject to the conditions of this Agreement, in accordance with the terms of the Plan, on the Effective Date or a date that is as soon as reasonably practicable after the Effective Date, Warrants to purchase the Shares will be issued by the Company in the amounts and to the recipients specified in the Plan.  On such date, the Company will deliver, or cause to be delivered to the Depositary (as defined below), one or more Global Warrant Certificates (as defined below) evidencing a portion of the Warrants.  The remainder of the Warrants shall be issued by book-entry registration on the books of the Warrant Agent (“Book-Entry Warrants”) and shall be evidenced by statements issued by the Warrant

Agent from time to time to the registered holder of book-entry Warrants reflecting such book-entry position (the “Warrant Statement”).  The maximum number of shares of Common Stock issuable pursuant to the Series A Warrants shall be 35,294,118 shares and pursuant to the Series B Warrants shall be 17,647,059 shares, as such amounts are adjusted from time to time pursuant to this Agreement.

SECTION 3.  Form of Warrants.  Subject to Section 6 of this Agreement, the Warrants shall be issued (1) via book-entry registration on the books and records of the Warrant Agent and evidenced by the Warrant Statements, in substantially the form set forth in Exhibit A-1 attached hereto, with respect to the Series A Warrants, and Exhibit A-2 attached hereto with respect to the Series B Warrants, and/or (2) in the form of one or more global certificates (the “Global Warrant Certificates”), the forms of election to exercise and of assignment to be printed on the reverse thereof, in substantially the form set forth in Exhibit A-3 attached hereto with respect to the Series A Warrants and Exhibit A-4 attached hereto with respect to the Series B Warrants.  The Warrant Statements and Global Warrant Certificates may bear such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, or, be determined by (i) in the case of Global Warrant Certificates, the Appropriate Officers (as hereinafter defined) executing such Global Warrant Certificates, as evidenced by their execution of the Global Warrant Certificates, or (ii) in the case of a Warrant Statement, any Appropriate Officer, and all of which shall be acceptable to the Warrant Agent.

The Global Warrant Certificates shall be deposited on or after the Effective Date or a date that is as soon as reasonably practicable after the Effective Date with, or with Mellon Investor Services LLC as custodian for, The Depository Trust Company (the “Depositary”) and registered in the name of Cede & Co., as the Depositary’s nominee.  Each Global Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Agreement.

SECTION 4.  Execution of Global Warrant Certificates.  Global Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its President, a Vice President or its Treasurer (each, an “Appropriate Officer”).  Each such signature upon the Global Warrant Certificates may be in the form of a facsimile signature of any such Appropriate Officer and may be imprinted or otherwise reproduced on the Global Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any Appropriate Officer.

If any Appropriate Officer who shall have signed any of the Global Warrant Certificates shall cease to be such Appropriate Officer before the Global Warrant Certificates so signed shall have been countersigned by the Warrant Agent or disposed of by the Company, such Global Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such Appropriate Officer had not ceased to be such Appropriate Officer of the Company; and any Global Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Global Warrant Certificate, shall be a proper Appropriate Officer of the Company to sign such Global Warrant Certificate, although at the date of the execution of this Agreement any such person was not such Appropriate Officer.

SECTION 5.  Registration and Countersignature.  Upon written order of the Company, the Warrant Agent shall (i) register in the Warrant Register (as defined below) the Book-Entry Warrants and (ii) upon receipt of the Global Warrant Certificates duly executed on behalf of the Company, countersign one or more Global Warrant Certificates evidencing Warrants and shall deliver such Global Warrant Certificates to or upon the written order of the Company.  Such written order of the Company shall specifically state the number of Series A Warrants and Series B Warrants that are to be issued as Book-Entry Warrants and the number of Series A Warrants and Series B Warrants that are to be issued as a Global Warrant Certificate.  A Global Warrant Certificate shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof.

No Global Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Global Warrant Certificate has been countersigned by the manual signature of the Warrant Agent.  Such signature by the Warrant Agent upon any Global Warrant Certificate executed by the Company shall be conclusive evidence that such Global Warrant Certificate so countersigned has been duly issued hereunder.

The Warrant Agent shall keep, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register the Book-Entry Warrants as well as any Global Warrant Certificates and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in Section 6 of this Agreement, all in form satisfactory to the Company and the Warrant Agent.  No service charge shall be made for any exchange or registration of transfer of the Warrants, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Holder in connection with any such exchange or registration of transfer.  The Warrant Agent shall have no obligation to effect an exchange or register a transfer unless and until any payments required by the immediately preceding sentence have been made.

Prior to due presentment for registration of transfer or exchange of any Warrant in accordance with the procedures set forth in this Agreement, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered (the “Holder” of such Warrant) as the absolute owner of such Warrant (notwithstanding any notation of ownership or other writing made in a Global Warrant Certificate by anyone), for the purpose of any exercise thereof, any distribution to the Holder thereof and for all other purposes, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

SECTION 6.  Registration of Transfers and Exchanges.  (a) Transfer and Exchange of Global Warrant Certificates or Beneficial Interests Therein.  The transfer and exchange of Global Warrant Certificates or beneficial interests therein shall be effected through the Depositary, in accordance with this Agreement and the procedures of the Depositary therefor.

(b)           Exchange of a Beneficial Interest in a Global Warrant Certificate for a Book-Entry Warrant.

(i)            Any Holder of a beneficial interest in a Global Warrant Certificate may, upon request, exchange such beneficial interest for a Book-Entry Warrant.  Upon receipt by the Warrant Agent from the Depositary or its nominee of written instructions or such other form of instructions as is customary for the Depositary on behalf of any person having a beneficial interest in a Global Warrant Certificate, the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depositary and Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be reduced by the number of Warrants to be represented by the Book-Entry Warrants to be issued in exchange for the beneficial interest of such person in the Global Warrant Certificate and, following such reduction, the Warrant Agent shall register in the name of the Holder a Book-Entry Warrant and deliver to said Warrant Holder a Warrant Statement.

(ii)           Book-Entry Warrants issued in exchange for a beneficial interest in a Global Warrant Certificate pursuant to this Section 6(b) shall be registered in such names as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent.  The Warrant Agent shall deliver such Warrant Statements to the persons in whose names such Warrants are so registered.

(c)           Transfer and Exchange of Book-Entry Warrants.  When Book-Entry Warrants are presented to the Warrant Agent with a written request:

(i)            to register the transfer of the Book-Entry Warrants; or

(ii)           to exchange such Book-Entry Warrants for an equal number of Book-Entry Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Warrant Agent has received a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the Holder thereof or by his attorney, duly authorized in writing.

(d)           Restrictions on Exchange or Transfer of a Book-Entry Warrant for a Beneficial Interest in a Global Warrant Certificate.  A Book-Entry Warrant may not be exchanged for a beneficial interest in a Global Warrant Certificate except upon satisfaction of the requirements set forth below.  Upon receipt by the Warrant Agent of appropriate instruments of transfer with respect to a Book-Entry Warrant, in form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant Certificate to reflect an increase in the number of Warrants represented by the Global Warrant Certificate equal to the number of Warrants represented by such Book-Entry Warrant, then the Warrant Agent shall cancel such Book-Entry Warrant on the Warrant Register and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be increased accordingly.  If no Global Warrant Certificates are then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant Certificate representing the appropriate number of Warrants.

(e)           Restrictions on Transfer and Exchange of Global Warrant Certificates.  Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 6(f)), unless and until it is exchanged in whole for a Book-Entry Warrant, a Global Warrant Certificate may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(f)            Book-Entry Warrants.  If at any time:

(i)            the Depositary for the Global Warrant Certificates notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant Certificates and a successor Depositary for the Global Warrant Certificates is not appointed by the Company within 90 days after delivery of such notice; or

(ii)           the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to exclusively cause the issuance of Book-Entry Warrants under this Agreement,

then the Warrant Agent, upon written instructions signed by an Appropriate Officer of the Company, shall register Book-Entry Warrants, in an aggregate number equal to the number of Warrants represented by the Global Warrant Certificates, in exchange for such Global Warrant Certificates.

(g)           No Warrants, or Shares issuable upon exercise of the Warrants, shall be sold, exchanged or otherwise transferred in violation of the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws.

(h)           Cancellation of Global Warrant Certificate.  At such time as all beneficial interests in Global Warrant Certificates have either been exchanged for Book-Entry Warrants, redeemed, repurchased or cancelled, all Global Warrant Certificates shall be returned to, or retained and cancelled by, the Warrant Agent, upon written instructions from the Company satisfactory to the Warrant Agent.

(i)            Obligations with Respect to Transfers and Exchanges of Warrants.

(i)            To permit registrations of transfers and exchanges, the Company shall execute Global Warrant Certificates, if applicable, and the Warrant Agent is hereby authorized, in accordance with the provisions of Section 5 and this Section 6, to countersign such Global Warrant Certificates, if applicable, or register Book-Entry Warrants, if applicable, as required pursuant to the provisions of this Section 6 and for the purpose of any distribution of new Global Warrant Certificates contemplated by Section 9 or additional Global Warrant Certificates contemplated by Section 12.

(ii)           All Book-Entry Warrants and Global Warrant Certificates issued upon any registration of transfer or exchange of Book-Entry Warrants or Global Warrant Certificates shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Book-Entry Warrants or Global Warrant Certificates surrendered upon such registration of transfer or exchange.

(iii)          No service charge shall be made to a Holder for any registration, transfer or exchange but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Holder in connection with any such exchange or registration of transfer.

(iv)          So long as the Depositary, or its nominee, is the registered owner of a Global Warrant Certificate, the Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the Warrants represented by such Global Warrant Certificate for all purposes under this Agreement.  Except as provided in Sections 6(b) and (f) upon the exchange of a beneficial interest in a Global Warrant Certificate for Book-Entry Warrants, owners of beneficial interests in a Global Warrant Certificate will not be entitled to have any Warrants registered in their names, and will under no circumstances be entitled to receive physical delivery of any such Warrants and will not be considered the owners or holders thereof under the Warrants or this Agreement.  Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests.

(v)           Subject to Sections 6(b), (c) and (d), and this Section 6(i), the Warrant Agent shall, upon receipt of all information required to be delivered hereunder, from time to time to register the transfer of any outstanding Warrants in the Warrant Register, upon surrender of Global Warrant Certificates, if applicable, representing such Warrants at the Warrant Agent Office (as defined below), duly endorsed, and accompanied by a completed form of assignment substantially in the form of Exhibit C hereto (or with respect to a Book-Entry Warrant, only such completed form of assignment substantially in the form of Exhibit C hereto), duly signed by the Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, such signature to be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.  Upon any such registration of transfer, a new Global Warrant Certificate or a Warrant Statement, as the case may be, shall be issued to the transferee.

SECTION 7.  Duration and Exercise of Warrants.

(a)           Each Warrant shall be exercisable, in whole or in part, at any time and from time to time beginning after the Distribution Date and ending at 5:00 p.m., New York City time, on January 3, 2011 or, if not a business day, the next subsequent business day (such date, the “Expiration Date”).  The Company shall promptly provide the Warrant Agent written notice of the Distribution Date and the Expiration Date.  After 5:00 p.m. New York City time on the Expiration Date, the Warrants will become void and of no value.

(b)           Subject to the provisions of this Agreement, each:

(i)            Series A Warrant shall entitle the holder thereof to purchase from the Company (and the Company shall issue and sell to such holder) one fully paid and nonassessable Share at a price equal to $21.87 per share (as the same may be hereafter adjusted pursuant to Section 12, the “Series A Exercise Price”); and

(ii)           Series B Warrant shall entitle the holder thereof to purchase from the Company (and the Company shall issue and sell to such holder) one fully paid and nonassessable Share at a price equal to $20.54 per share (as the same may be hereafter adjusted pursuant to Section 12, the “Series B Exercise Price”).

The Series A Exercise Price and the Series B Exercise Price are each referred to herein as an “Exercise Price”).

(c)           The aggregate Series A Exercise Price and the aggregate Series B Exercise Price shall be payable in lawful money of the United States of America either by certified or official bank or bank cashiers check payable to the order of the Company.

(d)           In lieu of paying the aggregate Series A Exercise Price and/or the aggregate Series B Exercise Price as set forth in Section 7(c), provided the Common Stock is listed or admitted for trading on a national securities exchange or an over-the-counter market or comparable system, subject to the provisions of this Agreement, each Warrant shall entitle the Holder, at the election of such Holder, to exercise the Warrant by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Series A Exercise Price or Series B Exercise Price, as applicable, and such withheld Shares shall no longer be issuable under the Warrant (a “Cashless Exercise”).  The formula for determining the number of Shares to be issued in a Cashless Exercise is as follows:

X = (A-B) x C
           A

where:

X = the number of Shares issuable upon exercise pursuant to this subsection (c).

A = the Market Price of the Common Stock on the business day immediately preceding the date on which the Holder delivers the Warrant Exercise Notice (as defined below) pursuant to subsection (e) below.

B = the Series A Exercise Price or Series B Exercise Price, as applicable.

C = the number of Shares as to which a Warrant is then being exercised including the withheld Shares.

If the foregoing calculation results in a negative number, then no Shares shall be issuable via a Cashless Exercise.  The number of Shares to be issued on such exercise will be determined by the Company (with written notice thereof to the Warrant Agent) using the formula set forth in this Section 7(d).  The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of Shares to be issued on such exercise, pursuant to this Section 7(d), is accurate or correct.

(e)           From and after the Distribution Date and until 5:00 p.m., New York City time, on the Expiration Date with respect to such Warrant, the Holder of a Warrant may exercise such Holder’s right to purchase Shares by:

(i)            providing written notice of such election (“Warrant Exercise Notice”) to exercise the Warrant to the Warrant Agent with a copy to the Company at the addresses set forth in Section 21 hereof, “Re: Warrant Exercise”, by hand, by overnight courier or by facsimile, received by the Warrant Agent no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall be in the form of an election to purchase Shares substantially in the form set forth either (x) in Exhibit B-1 hereto, properly completed and executed by the Holder; provided that such written notice may only be submitted by persons who hold Book-Entry Warrants, or (y) in Exhibit B-2 hereto, properly completed and executed by the Holder; provided that such written notice may only be submitted with respect to Warrants held through the book-entry facilities of the Depositary, by or through persons that are direct participants in the Depositary; and

(ii)           delivering, no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date (as defined below) (x) such Warrants to the Warrant Agent by book-entry transfer through the facilities of the Depositary, if such Warrants are represented by a Global Warrant Certificate; and

(iii)          paying (x) the Series A Exercise Price multiplied by the number of Shares in respect of which any Series A Warrants are being exercised (the “Series A Exercise Amount”) or the Series B Exercise Price multiplied by the number of Shares in respect of which any Series B Warrants are being exercised (the “Series B Exercise Amount” and, together with the Series A Exercise Amount, the “Exercise Amount”), or (y) in the case of a Cashless Exercise, paying the required consideration in the manner set forth in Section 7(d), in each case, together with any applicable taxes and governmental charges.

The date three business days after a Warrant Exercise Notice is delivered is referred to for all purposes under this Agreement as the “Settlement Date.”

(f)            Any exercise of a Warrant pursuant to the terms of this Agreement shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with its terms.

(g)           The Warrant Agent shall:

(i)            examine all Warrant Exercise Notices and all other documents delivered to it by or on behalf of holders as contemplated hereunder to ascertain whether or not, on their face, such Warrant Exercise Notices and any such other documents have been executed and completed in accordance with their terms and the terms hereof;

(ii)           where a Warrant Exercise Notice or other document appears on its face to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrants exists, the Warrant Agent shall endeavor to inform the appropriate parties (including the person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled;

(iii)          inform the Company of and cooperate with and assist the Company in resolving any reconciliation problems between Warrant Exercise Notices received and delivery of Warrants to the Warrant Agent’s account;

(iv)          advise the Company no later than three business days after receipt of a Warrant Exercise Notice, of (i) the receipt of such Warrant Exercise Notice and the number of Warrants exercised in accordance with the terms and conditions of this Agreement, (ii) the instructions with respect to delivery of the shares of Common Stock of the Company deliverable upon such exercise, subject to timely receipt from the Depositary of the necessary information, and (iii) such other information as the Company shall reasonably require; and

(v)           subject to Common Stock being made available to the Warrant Agent by or on behalf of the Company for delivery to the Depositary, liaise with the Depositary and endeavor to effect such delivery to the relevant accounts at the Depositary in accordance with its requirements.

(h)           All questions as to the validity, form and sufficiency (including time of receipt) of a Warrant Exercise Notice will be determined by the Company in its sole discretion, which determination shall be final and binding.  The Warrant Agent shall incur no liability for or in respect of such determination by the Company.  The Company reserves the right to reject any and all Warrant Exercise Notices not in proper form or for which any corresponding agreement by the Company to exchange would, in the opinion of the Company, be unlawful.  Such determination by the Company shall be final and binding on the Holders, absent manifest error.  Moreover, the Company reserves the absolute right to waive any of the conditions to the exercise of Warrants or defects in Warrant Exercise Notices with regard to any particular exercise of Warrants.  Neither the Company nor the Warrant Agent shall be under any duty to give notice to the Holders of the Warrants of any irregularities in any exercise of Warrants, nor shall it incur any liability for the failure to give such notice.

(i)            As soon as practicable after the exercise of any Warrant as set forth in subsection (e), the Company shall issue, or otherwise deliver, or cause to be issued or delivered, in authorized denominations to or upon the order of the Holder of the Warrants, either:

(i)            if such Holder holds the Warrants being exercised through the Depositary’s book-entry transfer facilities, by same-day or next-day credit to the Depositary for the account of such Holder or for the account of a participant in the Depositary the number of Shares to which such Holder is entitled, in each case registered in such name and delivered to such account as directed in the Warrant Exercise Notice by such Holder or by the direct participant in the Depositary through which such Holder is acting, or

(ii)           if such Holder holds the Warrants being exercised in the form of Book-Entry Warrants, a book-entry interest in the Shares registered on the books of the Company’s transfer agent or, at the Company’s option, by delivery to the address designated by such Holder in its Warrant Exercise Notice of a physical certificate representing the number of Shares to which such Holder is entitled, in fully registered form, registered in such name or names as may be directed by such Holder.  If less than all of the Warrants evidenced by a Global Warrant Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the date of expiration for the Warrants, a new Global Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by the Global Warrant Certificate so surrendered, and the Warrant Agent is hereby authorized to countersign the required new Global Warrant Certificate or Certificates pursuant to the provisions of Section 6 and this Section 7.

SECTION 8.  Cancellation of Warrants.  If the Company shall purchase or otherwise acquire Warrants, the Global Warrant Certificates and the Book-Entry Warrants representing such Warrants shall thereupon be delivered to the Warrant Agent, if applicable, and be cancelled by it and retired.  The Warrant Agent shall cancel all Global Warrant Certificates surrendered for exchange, substitution, transfer or exercise in whole or in part.  Such cancelled Global Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company provided in writing to the Warrant Agent.

SECTION 9.  Mutilated or Missing Global Warrant Certificates.  If any of the Global Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, and the Warrant Agent shall countersign and deliver, in exchange and substitution for and upon cancellation of the mutilated Global Warrant Certificate, or in lieu of and substitution for the Global Warrant Certificate lost, stolen or destroyed, a new Global Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of the loss, theft or destruction of such Global Warrant Certificate and an affidavit or the posting of an indemnity or bond, if requested by either the Company or the Warrant Agent, also satisfactory to them.  Applicants for such substitute Global Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe and as required by Section 8-405 of the Uniform Commercial Code as in effect in the State of New York.

SECTION 10.  Reservation of Shares.  For the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, the Company will at all times through the Expiration Date, reserve and keep available, free from preemptive rights and out of its aggregate authorized but unissued or treasury shares of Common Stock, the number of Shares deliverable upon the exercise of all outstanding Warrants, and the transfer agent for the Company’s Common Stock (such agent, in such capacity, as may from time to time be appointed by the Company, the “Transfer Agent”) is hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued or treasury shares of Common Stock as shall be required for such purpose.  The Company will keep a copy of this Agreement on file with such Transfer Agent and with every transfer agent for any Shares issuable upon the exercise of Warrants pursuant to Section 7.  The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent stock certificates issuable upon exercise of outstanding Warrants, and the Company will supply such Transfer Agent with duly executed stock certificates for such purpose.

The Company covenants that all Shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable and free from all taxes, liens, charges and security interests created by or imposed upon the Company with respect to the issuance and holding thereof.

SECTION 11.  Stock Exchange Listings.  So long as any Warrants remain outstanding, the Company will use commercially reasonable efforts to (a) establish and maintain the registration of the Common Stock and the Warrants under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (b) list the Warrants on the same securities exchange or over-the-counter market as the Common Stock, or if the Warrants cannot be listed on such securities exchange or over-the-counter market, any other securities exchange or over-the-counter market acceptable to the Company’s Board of Directors; provided, however, the Company shall not be required to use such efforts if the Warrants do not meet the applicable listing requirements.

SECTION 12.  Adjustment of Exercise Price and Number of Shares Purchasable or Number of Warrants. The applicable Exercise Price, the number of Shares purchasable upon the exercise of each Warrant and the number of Warrants outstanding are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 12.

(a)           Adjustments for dividends, distributions, etc.  If the Company at any time or from time to time after the date hereof shall (i) pay a dividend or make a distribution on Common Stock consisting of shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue, in a reclassification of the Common Stock, other securities of the Company, the number of Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled upon exercise to receive the kind and number of Shares or other securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised for cash immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)           Adjustments for rights offerings.  If the Company at any time or from time to time after the date hereof shall distribute to all holders of its Common Stock rights, options, warrants or other securities exercisable for or convertible into Common Stock (except pursuant to its stockholder rights plan, if any) at a price per share less than the Market Price on the record date for such distribution, then, in each case, the relevant Exercise Price shall be adjusted in accordance with the following formula:

O + N x P
M
E’ = E x	O + N

where:

E’ = the adjusted Exercise Price.

E = the current Exercise Price.

O = the number of shares of Common Stock outstanding on the record date for such distribution.

N = the number of additional shares of Common Stock offered.

P = the offering price per share of the additional shares of Common Stock offered.

M = the Market Price of the Common Stock on the record date for such distribution.

The adjustment shall be made successively whenever any such options, warrants or other rights (however classified) are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the options, warrants or other rights (however classified). If at the end of the period during which such rights, options or warrants are exercisable, not all options, warrants or other rights (however classified) shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if “N” in the above formula had been the number of shares actually issued.

(c)           Adjustments for Other Distributions.  If the Company at any time or from time to time after the date hereof shall distribute to all holders of Common Stock, assets (other than ordinary cash dividends paid from earnings and not from the proceeds of any extraordinary corporate transaction, it being agreed that the sale by the Company or any of its subsidiaries of any material business unit or material subsidiary shall, for this purpose, be considered an extraordinary corporate transaction), debt securities or preferred stock of the Company or any options, warrants or other rights to acquire assets, debt securities or preferred stock of the Company, then, in each case, the relevant Exercise Price shall be adjusted in accordance with the following formula:

M – F
E’ = E x	M

where:

E’ = the adjusted Exercise Price.

E  = the current Exercise Price.

M = the Market Price of the Common Stock on the record date for such distribution.

F  = the fair market value on the record date of the assets, securities, rights or warrants to be distributed in respect of one share of Common Stock as determined in good faith by the Board of Directors of the Company.

The adjustment shall be made successively whenever any such record date is fixed and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

The adjustment provided for in this Section 12(c) shall not apply to any distribution referred to in Sections 12(a) or (b).

(d)           No adjustment in the applicable Exercise Price under Sections 12(a), (b) or (c) shall be required until the cumulative adjustment required as a result of such events requires an increase or decrease of at least one percent (1.0%) in such applicable Exercise Price. No adjustment need be made for (i) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest, or (ii) a change in the par value or no par value of the Common Stock. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash.  Interest will not accrue on the cash.

(e)           Except as provided in Section 12 or 13, no adjustment in respect of any dividend or other distribution shall be made during the term of a Warrant or upon the exercise of a Warrant.

(f)            Irrespective of any adjustments in any Exercise Price or the number or kind of shares of Common Stock purchasable upon the exercise of the Warrants pursuant to this Section 12 or Section 13, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares of Common Stock as are stated in the Warrants initially issuable pursuant to this Agreement.  The Company, however, may at any time in its sole discretion make any change in the form of Global Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Global Warrant Certificate (including the rights, duties or obligations of the Warrant Agent), and any Global Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Global Warrant Certificate or otherwise, may be in the form as so changed.

(g)           Before taking any action that would cause an adjustment pursuant to this Section 12 reducing any Exercise Price below the then par value (if any) of the Shares issuable upon exercise of the Warrants, the Company will take any corporate action that may, in the opinion or based on the advice of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares at such Exercise Price as so adjusted.

(h)           The Company shall promptly provide the Warrant Agent with written notice of any adjustment pursuant to this Section 12.  The Warrant Agent shall be fully protected in relying on such written notice and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment unless and until it shall have received such written notice.

SECTION 13.  Change of Control.

(a)           Any recapitalization, reorganization, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, in each case which is effected at any time after the date hereof and prior to the Expiration Date in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.”  Prior to the consummation of any Organic Change, the Company shall make appropriate provision to insure that each of the registered Holders of Warrants shall thereafter have the right to acquire and receive upon exercise of such Holder’s Warrant, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Holder’s Warrant, such shares of stock, securities or assets as may be issued or payable in the Organic Change with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such Holder’s Warrant had such Organic Change not taken place.  The Company shall not effect any such Organic Change, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets assumes by written instrument the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire.

In any case, the Company shall make appropriate provision with respect to such Holders’ rights and interests to insure that the provisions of this Section 13 shall thereafter be applicable to the Warrants.

(b)           Offer to Repurchase.

(i)            If within three years of the Effective Date, a Change of Control Event is consummated:

(1)           within 45 days after the date of the consummation of any Change of Control Event (the “Change of Control Event Date”), the Company or the surviving Person (if other than the Company) shall notify the Warrant Agent in writing of such occurrence and shall make an offer to purchase from all Holders (the “Change of Control Offer”) all outstanding Warrants (other than each Holder’s Carryover Warrants, if any) at a purchase price equal to the Change of Control Payment Amount on the Change of Control Payment Date in accordance with the procedures set forth in this Section 13(b); and

(2)           within 45 days of the Change of Control Event Date, the Company or the surviving Person (if other than the Company) shall also cause (i) a notice of the Change of Control Offer to be sent at least once to the Dow Jones News Service or similar business news service in the United States, and (ii) the Warrant Agent to send by first-class mail, postage prepaid to each Holder, at the address appearing in the warrant register, a notice stating:

(a)           that the Change of Control Offer is being made pursuant to this Section 13(b) and that all Warrants tendered will be accepted for payment of the Change of Control Payment Amount, and otherwise subject to the terms and conditions set forth herein;

(b)           the Change of Control Payment Amount and the purchase date (which shall be a business day no earlier than 20 business days and no later than 30 business days from the date such notice is mailed (the “Change of Control Payment Date”));

(c)           that any Warrant not tendered will remain outstanding;

(d)           that Holders accepting the offer to have their Warrants purchased pursuant to a Change of Control Offer will be required to surrender, in the case of Global Warrant Certificates, the Global Warrant Certificates representing such Warrants to the Warrant Agent at the address specified in the notice prior to the close of business on the third business day preceding the Change of Control Payment Date;

(e)           that Holders will be entitled to withdraw their acceptance if the Warrant Agent receives, not later than the close of business on the third business day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the number of Warrants tendered for purchase, and a statement that such Holder is withdrawing his election to have such Warrants purchased;

(f)            that Holders whose Warrants are being purchased only in part will be issued new Warrants representing (1) the unpurchased portion of the Warrants surrendered and (2) the Carryover Warrants, if any; provided that each such new Warrant issued shall be in denominations of one Warrant and integral multiples thereof;

(g)           any other procedures that a Holder must follow to accept a Change of Control Offer or effect withdrawal of such acceptance; and

(h)           the name and address of the Warrant Agent.

(ii)           On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment Warrants tendered pursuant to the Change of Control Offer and (ii) deposit with the Warrant Agent money sufficient to pay the Change of Control Payment Amount for all Warrants (other than the Carryover Warrants, if any) so tendered.  The Warrant Agent shall promptly mail to each holder of Warrants so accepted, payment in an amount equal to the applicable Change of Control Payment Amount, and the Company shall execute and issue, and the Warrant Agent shall promptly authenticate a new Global Warrant Certificate or issue Book-Entry Warrants equal to (1) any unpurchased portion of the Warrants surrendered, and (2) the Carryover Warrants (if any); provided that each such new Warrants shall be issued in denominations of one Warrant and integral multiples thereof.

(iii)          The provisions of this Section 13(b) are subject, in all cases, to any applicable requirements under the Securities Act and the Exchange Act and the respective rules and regulations promulgated thereunder.  Where there is any inconsistency between the requirements of the Securities Act or the Exchange Act or the rules and regulations promulgated thereunder and the requirements of this Section 13(b), the requirements of the Securities Act and the Exchange Act and the respective rules and regulations promulgated thereunder, shall supersede.

(c)           If Sections 13(a) and (b) apply, the adjustments provided in Section 12(a) or (b) shall not apply.

SECTION 14.  Fractional Shares.  Notwithstanding any adjustment pursuant to Section 12 in the number of Shares purchasable upon the exercise of a Warrant, the Company shall not be required to issue Warrants to purchase fractions of Shares, or to issue fractions of Shares upon exercise of the Warrants, or to distribute certificates which evidence fractional Shares.  If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Shares purchasable on exercise of the Warrants so presented. If any fraction of a Share would, except for the provisions of this Section 14, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Market Price per share of Common Stock, as determined on the day immediately preceding the date on which the Holder delivered the applicable Warrant Exercise Notice, multiplied by such fraction, computed to the nearest whole U.S. cent.  Whenever a payment for fractional Shares is to be made by the Warrant Agent, the Company shall (i) promptly prepare and deliver to the Warrant Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Warrant Agent in the form of fully collected funds to make such payments.  The Warrant Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for Shares under any Section of this Agreement relating to the payment of fractional Shares unless and until the Warrant Agent shall have received such a certificate and sufficient monies.

SECTION 15.  Redemption.  Except as set forth in Section 13(b), the Warrants shall not be redeemable by the Company or any other Person.

SECTION 16.  Notices to Warrantholders.  Upon any adjustment of (i) the number of Shares purchasable upon exercise of each Warrant, (ii) any Exercise Price or (iii) the number of Warrants outstanding including any adjustment pursuant to Section 12, the Company, within 20 business days thereafter, shall (x) cause to be filed with the Warrant Agent a certificate signed by an Appropriate Officer of the Company setting forth the event giving rise to such adjustment, such Exercise Price and either the number of Shares purchasable upon exercise of each Warrant or the additional number of Warrants to be issued for each previously outstanding Warrant, as the case may be, after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such adjustment was made, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (y) cause the Warrant Agent to give written notice to each of the registered holders of the Warrants at such holder’s address appearing on the Warrant Register.  Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 16.  The Warrant Agent shall be fully protected in relying on any such certificate and in making any adjustment described therein and shall have no duty with respect to, and shall not be deemed to have knowledge of, any adjustment unless and until it shall have received such a certificate, in each case, absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction).

If:

(a)           the Company shall order, declare, make or pay any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a cash dividend) to the holders of its shares of Common Stock; or

(b)           the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into shares of Common Stock or any right to subscribe thereto;

(c)           there shall be a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entirety); or

(d)           a Change of Control Event or an Organic Change is to be consummated; then the Company shall cause written notice of such event to be filed with the Warrant Agent and shall cause written notice of such event to be given to each of the registered holders of the Warrants at such holder’s address appearing on the Warrant Register, such giving of notice to be completed at least 10 calendar days (or 20 calendar days in any case specified in paragraphs (c) or (d) above) prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up.  Such notice shall specify such record date or the date of closing the transfer books, as the case may be.  The failure to give the notice required by this Section 16 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, dissolution, liquidation or winding up or the vote upon or any other action taken in connection therewith.

SECTION 17.  Merger, Consolidation or Change of Name of Warrant Agent.  Any person into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any person resulting from any merger, conversion or consolidation to which the Warrant Agent is a party, or any person succeeding to the shareholder services business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any document or any further act on the part of any of the parties hereto, if such person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 19.  If any of the Global Warrant Certificates have been countersigned but not delivered at the time such successor to the Warrant Agent succeeds under this Agreement, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and if at that time any of the Global Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Global Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Global Warrant Certificates shall have the full force provided in the Global Warrant Certificates and in this Agreement.

If at any time the name of the Warrant Agent is changed and at such time any of the Global Warrant Certificates have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name; and if at that time any of the Global Warrant Certificates have not been countersigned, the Warrant Agent may countersign such Global Warrant Certificates either in its prior name or in its changed name; and in all such cases such Global Warrant Certificates shall have the full force provided in the Global Warrant Certificates and in this Agreement.

SECTION 18.  Warrant Agent.  The Warrant Agent undertakes only the duties and obligations expressly imposed by this Agreement and the Global Warrant Certificates, in each case upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

(a)           The statements contained herein and in the Global Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the accuracy of any of the same except such as describe the Warrant Agent or action taken or to be taken by it.  Except as expressly provided herein, the Warrant Agent assumes no responsibility with respect to the execution, delivery or distribution of the Global Warrant Certificates.

(b)           The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Global Warrant Certificates to be complied with by the Company, nor shall it at any time be under any duty or responsibility to any holder of a Warrant to make or cause to be made any adjustment in any Exercise Price or in the number of Shares issuable upon exercise of any Warrant (except as instructed in writing by the Company), or to determine whether any facts exist that may require any such adjustments, or with respect to the nature or extent of or method employed in making any such adjustments when made.

(c)           The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company or an employee of the Warrant Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Warrant Agent as to any action taken, suffered or omitted by it in accordance with such advice or opinion, absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction) in the selection and continued retention of such counsel and the reliance on such counsel’s advice or opinion.

(d)           The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrants for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.  The Warrant Agent shall not take any instructions or directions except those given in accordance with this Agreement.

(e)           The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent under this Agreement, to reimburse the Warrant Agent upon demand for all reasonable out-of-pocket expenses, including counsel fees and other disbursements, incurred by the Warrant Agent in the preparation, administration, delivery, execution and amendment of this Agreement and the performance of its duties under this Agreement and to indemnify the Warrant Agent and save it harmless against any and all losses, liabilities and expenses, including judgments, damages, fines, penalties, claims, demands and costs (including reasonable counsel fees and expenses), for anything done or omitted by the Warrant Agent arising out of or in connection with this Agreement except as a result of its gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, ruling, judgment or decree of a court of competent jurisdiction).  The costs and expenses incurred by the Warrant Agent in enforcing the right to indemnification shall be paid by the Company except to the extent that it is determined by a final non-appealable judgment, ruling, order or decree of a court of competent jurisdiction that the Warrant Agent is not entitled to indemnification due to its gross negligence, bad faith or willful misconduct.  Notwithstanding the foregoing, the Company shall not be responsible for any settlement made without its written consent; provided, that nothing in this sentence shall limit the Company’s obligations contained in this paragraph other than pursuant to such a settlement.

(f)            The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense or liability unless the Company or one or more registered holders of Warrants furnishes the Warrant Agent with security and indemnity satisfactory to the Warrant Agent for any costs or expenses that may be incurred.  All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery or judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

(g)           The Warrant Agent, and any member, stockholder, affiliate, director, officer or employee thereof, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company is interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it was not the Warrant Agent under this Agreement, or a member, stockholder director, officer or employee of the Warrant Agent, as the case may be.  Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

(h)           The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof.  The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except in connection with its own gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, ruling, judgment or decree of a court of competent jurisdiction).  Notwithstanding anything in this Agreement to the contrary, in no event will the Warrant Agent be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Warrant Agent has been advised of the possibility of such loss or damage.  Any liability of the Warrant Agent under this Agreement shall be limited to the amount of fees paid by the Company to the Warrant Agent.

(i)            The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

(j)            The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due and validly authorized execution hereof by the Warrant Agent) or in respect of the validity or execution of any Global Warrant Certificate (except its due and validly authorized countersignature thereof), nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of the Shares to be issued pursuant to this Agreement or any Warrant or as to whether the Shares will when issued be validly issued, fully paid and nonassessable or as to the Exercise Price or the number of Shares issuable upon exercise of any warrant.

(k)           Whenever in the performance of its duties under this Agreement the Warrant Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, the Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from an Appropriate Officer of the Company and to apply to such Appropriate Officer for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Warrant Agent and, absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction), the Warrant Agent shall not be liable for any action taken, suffered to be taken, or omitted to be taken by it in accordance with instructions of any such Appropriate Officer or in reliance upon any statement signed by any one of such Appropriate Officers of the Company with respect to any fact or matter (unless other evidence in respect thereof is herein specifically prescribed) which may be deemed to be conclusively proved and established by such signed statement.

(l)            No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(m)          If the Warrant Agent shall receive any notice or demand (other than notice of or demand for exercise of Warrants) addressed to the Company by any Holder pursuant to the provisions of the Warrants, the Warrant Agent shall promptly forward such notice or demand to the Company.

(n)           The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, accountants, agents or other experts, and the Warrant Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or the Holders resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (as each is determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction) in the selection and continued employment thereof.

(o)           The Warrant Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of the Warrants.

(p)           The Warrant Agent shall have no duties, responsibilities or obligations as the Warrant Agent except those which are expressly set forth herein, and in any modification or amendment hereof to which the Warrant Agent has consented in writing, and no duties, responsibilities or obligations shall be implied or inferred.  Without limiting the foregoing, unless otherwise expressly provided in this Agreement, the Warrant Agent shall not be subject to, nor be required to comply with, or determine if any Person has complied with, the Warrants, the Plan or any other agreement between or among the parties hereto, even though reference thereto may be made in this Agreement, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Agreement.

(q)           The Warrant Agent shall not incur any liability for not performing any act, duty, obligation or responsibility by reason of any occurrence beyond the control of the Warrant Agent (including without limitation any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil disorder or failure of any means of communication).

(r)            In the event the Warrant Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, or is for any reason unsure as to what action to take hereunder, the Warrant Agent shall notify the Company in writing as soon as practicable, and upon delivery of such notice may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any Holder or other person for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Warrant Agent.

(s)           The provisions of this Section 18 shall survive the termination of this Agreement, the exercise or expiration of the Warrants and the resignation or removal of the Warrant Agent.

(t)            No provision of this Agreement shall be construed to relieve the Warrant Agent from liability for its own gross negligence, bad faith or its willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction).

SECTION 19.  Change of Warrant Agent.  If the Warrant Agent resigns (such resignation to become effective not earlier than 60 calendar days after the giving of written notice thereof to the Company and the Holders) or shall be adjudged a bankrupt or an insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property or affairs or shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay or meet its debts generally as they become due, or if an order of any court shall be entered approving any petition filed by or against the Warrant Agent under the provisions of bankruptcy laws or any similar legislation, or if a receiver, trustee or other similar official of it or of all or any substantial part of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation, protection, relief, winding up or liquidation, or becomes incapable of acting as Warrant Agent or if the Board of Directors of the Company by resolution removes the Warrant Agent (such removal to become effective not earlier than 30 calendar days after the filing of a certified copy of such resolution with the Warrant Agent and the giving of written notice of such removal to the registered holders of Warrants), the Company shall appoint a successor to the Warrant Agent.  If the Company fails to make such appointment within a period of 60 calendar days after such removal or after it has been so notified in writing of such resignation or incapacity by the Warrant Agent or by the registered holder of a Warrant (in the case of incapacity), then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent.  Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company.  Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be an entity, in good standing, incorporated under the laws of any state or of the United States of America.  As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the Holders at such Holder’s address appearing on the Warrant Register.  After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed.  The former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder and execute and deliver, at the expense of the Company, any further assurance, conveyance, act or deed necessary for the purpose.  Failure to give any notice provided for in this Section 19 or any defect therein, shall not affect the legality or validity of the removal of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.

SECTION 20.  Holder Not Deemed a Stockholder.  Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the holders thereof the right to vote or to receive dividends or to participate in any transaction that would give rise to an adjustment of any Exercise Price under Section 12 or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

SECTION 21.  Notices to Company and Warrant Agent.  Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by any Holder to or on the Company shall be sufficiently given or made if sent by certified mail, return receipt requested, addressed (until another address is filed in writing by the Company with the Warrant Agent), or by facsimile transmission with receipt confirmed, as follows:

Mirant Corporation
1155 Perimeter Center West
Atlanta, Georgia 30338
United States
Fax: (687) 579-6770
Attention: General Counsel

If the Company fails to maintain such office or agency or fails to give such notice of any change in the location thereof, presentation may be made and notices and demands may be served at the principal office of the Warrant Agent.

Any notice pursuant to this Agreement to be given by the Company or by any Holder to the Warrant Agent shall be sufficiently given if sent by certified mail, return receipt requested, addressed (until another address is filed in writing by the Warrant Agent with the Company), or by facsimile transmission with receipt confirmed, as follows:

Mellon Investor Services LLC

200 Galleria Parkway, Suite 1900

Atlanta, GA 30339

Fax: (770) 857-4009

Attention: Relationship Manager

With a copy to:

Mellon Investor Services LLC

Newport Office Center VII

480 Washington Boulevard

Jersey City, New Jersey 07310

Attention: General Counsel

Fax: (201) 680-4610

The Warrant Agent maintains a Warrant Agent office at:

Mellon Investor Services LLC

200 Galleria Parkway, Suite 1900

Atlanta, GA 30339

Fax: (770) 857-4009

Attention: Relationship Manager

SECTION 22.  Payment of Taxes and Charges.  The Company will from time to time promptly pay to the Warrant Agent, or make provisions satisfactory to the Warrant Agent for the payment of, all taxes and charges that may be imposed by the United States or any state upon the Company or the Warrant Agent in connection with the issuance or delivery of Shares upon the exercise of any Warrants, but any taxes or charges in connection with the issuance of Warrants or certificates for Shares in any name other than that of the registered holder of the Warrants surrendered shall be paid by such registered holder; and, in such case, the Company shall not be required to issue or deliver any Warrants or certificate for Shares until such taxes or charges shall have been paid or it has been established to the Company’s satisfaction that no tax or charge is due.  The Warrant Agent shall have no duty or obligation under this Section unless and until it is satisfied that all such taxes and charges have been paid.

SECTION 23.  Supplements and Amendments.  This Agreement constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and may not be amended, except in a writing signed by both of them.

(a)           The Company and the Warrant Agent may from time to time supplement or amend this Agreement or the Warrants (a) without the approval of any Holders in order to cure any ambiguity, manifest error or other mistake in this Agreement or the Warrants, or to correct or supplement any provision contained herein or in the Warrants that may be defective or inconsistent with any other provision herein or in the Warrants, or to make any other provisions in regard to matters or questions arising hereunder that the Company and the Warrant Agent may deem necessary or desirable and that shall not adversely affect, alter or change the interests of the Holders or (b) with the prior written consent of holders of the Warrants exercisable for a majority of the Shares then issuable upon exercise of the Warrants then outstanding; provided, however that the Warrant Agent may, but shall not be obligated to, execute any amendment or supplement which adversely affects the rights or increases the duties or obligations of the Warrant Agent.  Notwithstanding anything to the contrary herein, upon the delivery of a certificate from an Appropriate Officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 23 and, provided such supplement or amendment does not change the Warrant Agent’s rights, duties, liabilities or obligations hereunder, the Warrant Agent shall execute such supplement or amendment.  Any amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section 23 will be binding upon all Holders and upon each future Holder, the Company and the Warrant Agent.  In the event of any amendment, modification or waiver, the Company will give prompt notice thereof to all Holders and, if appropriate, notation thereof will be made on all Global Warrant Certificates thereafter surrendered for registration of transfer or exchange.

SECTION 24.  Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 25.  Termination.  This Agreement shall terminate on the Expiration Date.  Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised.  The provisions of Section 18, this Section 25, Section 26 and Section 27 shall survive such termination and the resignation or removal of the Warrant Agent.

SECTION 26.  Governing Law Venue and Jurisdiction.  This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State.  Each party hereto consents and submits to the jurisdiction of the courts of the State of New York and of the federal courts of the Southern District of New York in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Agreement or the transactions contemplated hereby.  In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 21 hereof.  Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on lack of jurisdiction or venue in any such court in any such action or proceeding.

SECTION 27.  Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any person other than the Company, the Warrant Agent and the Holders any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrants.

SECTION 28.  Counterparts.  This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 29.  Headings.  The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and in no way modify or restrict any of the terms or provisions hereof.

SECTION 30.  Meaning of Terms Used in Agreement.

(a)           The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.  Any references to any federal, state, local or foreign statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.  Unless the context otherwise requires: (a) a term has the meaning assigned to it by this Agreement; (b) forms of the word “include” mean that the inclusion is not limited to the items listed; (c) “or” is disjunctive but not exclusive; (d) words in the singular include the plural, and in the plural include the singular; and (e) provisions apply to successive events and transactions; (f) “hereof”, “hereunder”, “herein” and “hereto” refer to the entire Agreement and not any section or subsection.

(b)           The following terms used in this Agreement shall have the meanings set forth below:

(i)            “$” shall mean the currency of the United States.

(ii)           “Black Scholes Value” shall mean the value of a Warrant on a Change of Control Date immediately prior to such Change of Control (as determined by the Board of Directors based upon the advice of an independent investment bank of national standing selected by the Board of Directors) and shall be determined by customary investment banking practices using the Black Scholes model.  For purposes of calculating such amount, (1) the term of the Warrants will be the time from the Change of Control Event Date to the Expiration Date, (2) the assumed volatility will be 30%, (3) the assumed risk-free rate will equal the yield on the five-year U.S. Treasury securities, and (4) the price of each share of Common Stock will be the Market Price as of the Change of Control Date.

(iii)          “business day” shall mean any day, except for Saturday and Sunday, or a day on which banks are required or authorized by law or executive order to close in the states of New York or New Jersey.

(iv)          “Carryover Warrants” shall mean, for each Warrant, that portion of such Warrant equal to one minus the Black Scholes Proportion.

(v)           “Change of Control Payment Amount” shall mean the product of (1) the Black Scholes Value multiplied by (2) a fraction, (x) the numerator of which is the fair market value of the Other Property received in exchange for a share of Common Stock in a Change of Control Event as of the Change of Control Event Date (as determined by an independent investment bank of national standing selected by the Company and determined by customary investment banking practices) and (y) the denominator of which is the sum of (a) the Market Price of the Registered and Listed Shares received in exchange for a share of Common Stock in a Change of Control Event as of the Change of Control Event Date (if any), and (b) the fair market value (as determined above) of the Other Property as of the Change of Control Event Date received in exchange for a share of Common Stock in a Change of Control Event (such fraction referred to herein as the “Black Scholes Proportion”).

For purposes of determining the Change of Control Payment Amount, if holders of Common Stock are entitled to receive differing forms or types of consideration in any transaction or series of transactions contemplated by the definition of “Change of Control Event”, each Holder shall be deemed to have received the same proportion of Other Property and Registered and Listed Shares that all holders of Common Stock in the aggregate elected or were required to receive in such transaction or transactions.

(vi)          “Change of Control Event” shall mean (i) the acquisition by a Person (other than the Company or a subsidiary of the Company) in a tender offer or a series of related tender offers of 80% or more of the outstanding Common Stock (determined on a fully-diluted basis), (ii) the consolidation or merger of the Company with or into another Person (other than a subsidiary of the Company), or (iii) a sale of all or substantially all of the Company’s assets, in each of clauses (i) through (iii) in which all or any portion of the consideration paid or exchanged for Common Stock, or into which Common Stock is converted, consists of Other Property.

(vii)         “Change of Control Date” shall mean the date on which a Change of Control Event is consummated.

(viii)        “Market Price” shall mean (x) as to the relevant securities, the average closing price of a share of such securities as reported on the principal national securities exchange on which the shares of such securities are listed or admitted for trading, (y) if not listed or admitted for trading on any national securities exchange, the average of the closing bid and asked prices of a share of such securities in the over-the-counter market as reported by the Nasdaq National Market or any comparable system or (z) in all other cases, as determined in good faith by the Board of Directors of the Company, following the receipt of a valuation by an independent bank of national standing selected by the Board of Directors.  In each such case, the average price shall be averaged over a period of 21 consecutive trading days consisting of the day immediately preceding the day on which the “Market Price” is being determined and the 20 consecutive trading days prior to such day.

(ix)           “Other Property” means any cash, property or other securities other than Registered and Listed Shares.

(x)            “Person” shall mean an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(xi)           “Registered and Listed Shares” shall mean shares of the regular common stock of the surviving entity in a consolidation, merger, or combination or the acquiring entity in a tender offer, except that if the surviving entity or acquiring entity has a parent corporation, it shall be the shares of the regular common stock of the parent corporation, in each case, provided, that, in each case, such shares (A) have been registered (or will be registered within 30 calendar days following the Change of Control Date) under Section 12 of the Exchange Act with the Securities and Exchange Commission, and (B) are listed for trading on the New York Stock Exchange or admitted for trading on the Nasdaq National Market (or will be so listed or admitted within 30 calendar days following the Change of Control Date).

SECTION 31.  Severability.  If any part of this Agreement shall be held to be invalid or unenforceable by any court, or regulatory agency or body, such invalidity or unenforceability shall attach only to such part and shall not affect the validity or enforceability of the rest of this Agreement.  Furthermore, in lieu of any such invalid or unenforceable provision or condition, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms and commercial effect to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[The next page is the signature page]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed and delivered as of the day and year first above written.

MIRANT CORPORATION

By:
Name:
Title:

MELLON INVESTOR SERVICES LLC

By:
Name:
Title:

EXHIBIT A-1

FORM OF SERIES A WARRANT STATEMENT

MIRANT CORPORATION	DRS Warrant Distribution Statement

	CUSIP Number	Account Number/Investor ID
	60467R11	INVESTOR ID #
	Issuance Date	Distribution
Series A Warrants
Ticker Symbol
Holder’s Name

Holder’s Address

Book-Entry Record Date Share Position of old Mirant Corporation:	Book-Entry Warrant Position of Mirant Corporation Series A Warrants:

Certificate Shares:
Book-Entry Shares:	Total Book-Entry Warrants:

Total Record Date Shares

PLEASE RETAIN THIS STATEMENT FOR YOUR RECORDS

These Warrants are maintained for you under the Direct Registration System, which means they are held for you in an electronic, book-entry account maintained by Mellon Investor Services (see enclosed brochure, “What Individual Investors Should Know About Holding Securities”).  Please retain this statement for your permanent record.

NO ACTION IS REQUIRED if you choose to keep Warrants in book-entry form.

Questions?  Contact Mellon Investor Services

To access your account, use your Investor ID Number that is located in the box above on the top right hand corner of this statement.  You can contact Mellon Investor Services by one of the following ways:

By Internet:  Visit www.melloninvestor.com/isd for access to your account.  You will be able to certify your Taxpayer Identification Number/Social Security Number, change your address or sell Warrants.

By Phone:		By Mail:
Toll Free Number		Mirant Corporation
Outside the U.S. (Collect)	1-201-680-6578	c/o Mellon Investor Services
Hearing Impaired	1-800-231-5469	P.O. Box 3338
IVR system available 24 hours/7 days a week		South Hackensack, NJ 07606-1938
Representatives are available 9 a.m. to 7 p.m. Eastern Time weekdays

[Insert Text Below When Holder Is Not Using Voice Recognition]

REQUEST FOR TAXPAYER IDENTIFICATION AND CERTIFICATION

Our records indicate that we do not have a certified Taxpayer Identification Number (“TIN”) on file.  Without a certified TIN, we may be required by law to withhold 28% from any sale transaction that you request.   Logon to www.melloninvestor.com/isd to certify your TIN, or contact us by phone to request a Substitute Form W-9.

If you are exempt from backup withholding, remember to indicate that when completing the certification.

OVER THE PHONE	THROUGH THE INTERNET
• Dial the toll-free number shown above	• Go to www.melloninvestor.com/isd
• Key your menu selections	• Logon to Investor ServiceDirect®
• Request a Substitute Form W-9	• Select the account name
• Choose Manage Account Info and select Certify Tax ID
• Confirm your certification

You’re done! It’s that easy!	*New user? Establish a PIN, then proceed.

[Insert Text Below When Holder Is Not Using Voice Recognition]

REQUEST FOR TAXPAYER IDENTIFICATION AND CERTIFICATION

Our records indicate that we do not have a certified Taxpayer Identification Number (“TIN”) on file.  Without a certified TIN, we may be required by law to withhold 28% from any sale transaction that you request.   Logon to www.melloninvestor.com/isd to certify your TIN, or contact us by phone to request a Substitute Form W-9.

If you are exempt from backup withholding, remember to indicate that when completing the certification.

OVER THE PHONE	THROUGH THE INTERNET
• Dial the toll-free number shown above	• Go to www.melloninvestor.com/isd
• Say “Certify my TIN” when prompted	• Logon to Investor ServiceDirect®
• Enter your TIN or Investor ID	• Select the account name
• Speak your answers at the prompt	• Choose Manage Account Info and select Certify Tax ID
• Confirm your certification

You’re done! It’s that easy!	*New user? Establish a PIN, then proceed.

SEE REVERSE SIDE FOR IMPORTANT INFORMATION

MIRANT CORPORATION

This statement is your record that the Mirant Corporation Series A Warrants have been credited to your account on the books of Mirant Corporation maintained by Mellon Investor Services, under the Direct Registration System.  Please verify all information on the reverse side of this statement.  This statement is neither a negotiable instrument nor a security, and delivery of this statement does not itself confer any rights on the recipient.  Nevertheless, it should be kept with your important documents as a record of your ownership of these securities.

Transfer ownership of your Book-Entry Warrants at any time by submitting the appropriate Warrant transfer documents to Mellon Investor Services.  Visit Mellon’s Investor ServiceDirect online at www.melloninvestor.com/isd, or call                                  to request transfer documents.

Transfer of your Book-Entry Warrants to your broker can be accomplished in one of two ways:

(1)            The fastest and easiest way - provide your broker with your Personal Account Information and request that your broker initiate an electronic transfer of your Warrants, or

(2)            Obtain a “Broker-Dealer Authorization Form” by visiting www.melloninvestor.com/isd, or by calling                               .

To sell any or all of your Book-Entry Warrants in your account at Mellon Investor Services, visit www.melloninvestor.com/isd, phone toll free                                and say “sell Warrants” using our Speech Recognition technology, or simply check the appropriate “sell” box, sign and date the attached sales coupon and mail it in the envelope provided.  By conducting a sale through this program, you agree that this constitutes immediate enrollment in the program.  Any sales of Book-Entry Warrants are subject to Mellon’s Terms and Conditions.

WARRANT AGREEMENT

The Warrant Agreement, dated January 3, 2006 (the “Warrant Agreement”), between Mirant Corporation (the “Company”) and Mellon Investor Services LLC, as Warrant Agent (the “Warrant Agent”) is incorporated by reference into and made a part of this statement and this statement is qualified in its entirety by reference to the Warrant Agreement.  A copy of the Warrant Agreement may be inspected at the Warrant Agent’s office at 480 Washington Blvd, Jersey City, NJ 07310, and is also available on the Company’s website at www.mirant.com.  All capitalized terms used but not defined herein are defined in the Warrant Agreement shall have the meanings assigned to them therein.

Book-Entry Warrants may be exercised to purchase Shares from the Company from the Distribution Date through 5:00 p.m. New York City time on January 3, 2011 (the “Expiration Date”), at an initial exercise price of $21.87 (the “Exercise Price”) multiplied by the number of Shares set forth above (the “Exercise Amount”).  The Exercise Price and the number of Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.  Subject to the terms and conditions set forth in the Warrant Agreement, each Holder of a Book-Entry Warrant may exercise such Book-Entry Warrant by: (1) providing written notice of such election (the “Warrant Exercise Notice”) to exercise the Book-Entry Warrant to the Warrant Agent in accordance with the instructions below, no later than 5:00 p.m., New York City time, on the Expiration Date, and (2) paying the applicable Exercise Amount, together with any applicable taxes and governmental charges.

In lieu of paying the Exercise Amount as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, each Book-Entry Warrant shall entitle the Holder thereof, at the election of such Holder, to exercise the Book-Entry Warrant by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Book-Entry Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Shares shall no longer be issuable under the Book-Entry Warrant.

The Company shall not be required to issue fractions of Shares.

(DETACH SALES COUPON HERE)
SELL MY WARRANTS

By signing and returning this form, I am authorizing the sale of Mirant Corporation Series A Warrants held by Mellon Investor Services in book-entry form in my name.  Please mail me a check for the proceeds of the sale less applicable fees.  The fees to be charged are included in the enclosed Warrant Sale Program sheet.  THIS FORM MUST BE SIGNED BY THE REGISTERED HOLDER(S) EXACTLY AS THEIR NAME(S) APPEAR(S) ON THIS STATEMENT.

FULL SALE:	PARTIAL SALE:	Taxpayer ID or Social
☐ SELL ALL WARRANTS.	☐ SELL WARRANTS.	Security Number

SIGNATURE	DATE

SIGNATURE	DATE

Name

Address

FORM OF ELECTION TO EXERCISE WARRANT FOR WARRANT HOLDERS HOLDING BOOK-ENTRY WARRANTS (TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant statement, to purchase              newly issued shares of Common Stock of Mirant Corporation (the “Company”) at the Exercise Price of $               per share.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby.  The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such Shares $           (the “Exercise Amount”) by certified or official bank or bank cashiers check payable to the order of “Mirant Corporation”, or through a Cashless Exercise (as described below), no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date.

☐ Please check if the undersigned, in lieu of paying the Exercise Amount as set forth in the preceding paragraph, elects to exercise the Warrant by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Shares shall no longer be issuable under the Warrant (a “Cashless Exercise”).

The undersigned requests that a statement representing the Shares be delivered as follows:

Name

Address

Delivery Address (if different)

If such number of Shares is less than the aggregate number of Shares purchasable hereunder, the undersigned requests that a new Book-Entry Warrant representing the balance of such Warrants shall be registered, with the appropriate Warrant statement delivered as follows:

Name

Address

Delivery Address (if different)

Social Security or Other Taxpayer	Signature
Identification Number of Holder

Note: The above signature must correspond with the name as written upon the Warrant statement in every particular, without alteration or enlargement or any change whatsoever.  If the statement representing the Shares or any Warrant statement representing Warrants not exercised is to be registered in a name other than that in which this Warrant statement is registered, the signature of the holder hereof must be guaranteed.

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

Definitions

For more definitions, please visit our Glossary on-line through Investor ServiceDirect

Account Number:	The number needed by your broker to effect a transaction on your behalf.	Personal Account Information:	Your Account Number at Mellon Investor Services, your Taxpayer Identification Number and your account registration information.

CUSIP:	A unique number used to identify Company Name and the class of securities represented by this statement.	DRS or Direct Registration System:	A system established by the securities industry that allows investors to hold their warrants in electronic form on the books of the Issuer rather than in the form of a physical warrant certificate.

Investor ID:	The number used by Mellon to identify your account on the records of Company Name via the Internet.	Book-Entry Warrants:	Warrants for securities that are recorded and maintained electronically by the plan administrator or transfer agent and evidenced by a statement rather than a physical certificate.

EXHIBIT A-2

FORM OF SERIES B WARRANT STATEMENT

MIRANT CORPORATION	DRS Warrant Distribution Statement

	CUSIP Number	Account Number/Investor ID
	60467R12	INVESTOR ID #
	Issuance Date	Distribution
Series B Warrants
Ticker Symbol
Holder’s Name

Holder’s Address

Book-Entry Record Date Share Position of old Mirant Corporation:	Book-Entry Warrant Position of Mirant Corporation Series B Warrants:

Certificate Shares:
Book-Entry Shares:	Total Book-Entry Warrants:

Total Record Date Shares

PLEASE RETAIN THIS STATEMENT FOR YOUR RECORDS

These Warrants are maintained for you under the Direct Registration System, which means they are held for you in an electronic, book-entry account maintained by Mellon Investor Services (see enclosed brochure, “What Individual Investors Should Know About Holding Securities”).  Please retain this statement for your permanent record.

NO ACTION IS REQUIRED if you choose to keep Warrants in book-entry form.

Questions?  Contact Mellon Investor Services

To access your account, use your Investor ID Number that is located in the box above on the top right hand corner of this statement.  You can contact Mellon Investor Services by one of the following ways:

By Internet:  Visit www.melloninvestor.com/isd for access to your account.  You will be able to certify your Taxpayer Identification Number/Social Security Number, change your address or sell Warrants.

By Phone:		By Mail:
Toll Free Number		Mirant Corporation
Outside the U.S. (Collect)	1-201-680-6578	c/o Mellon Investor Services
Hearing Impaired	1-800-231-5469	P.O. Box 3338
IVR system available 24 hours/7 days a week		South Hackensack, NJ 07606-1938
Representatives are available 9 a.m. to 7 p.m. Eastern Time weekdays

[Insert Text Below When Holder Is Not Using Voice Recognition]

REQUEST FOR TAXPAYER IDENTIFICATION AND CERTIFICATION

Our records indicate that we do not have a certified Taxpayer Identification Number (“TIN”) on file.  Without a certified TIN, we may be required by law to withhold 28% from any sale transaction that you request.   Logon to www.melloninvestor.com/isd to certify your TIN, or contact us by phone to request a Substitute Form W-9.

If you are exempt from backup withholding, remember to indicate that when completing the certification.

OVER THE PHONE	THROUGH THE INTERNET
• Dial the toll-free number shown above	• Go to www.melloninvestor.com/isd
• Key your menu selections	• Logon to Investor ServiceDirect®
• Request a Substitute Form W-9	• Select the account name
• Choose Manage Account Info and select Certify Tax ID
• Confirm your certification

You’re done! It’s that easy!	*New user? Establish a PIN, then proceed.

[Insert Text Below When Holder Is Not Using Voice Recognition]

REQUEST FOR TAXPAYER IDENTIFICATION AND CERTIFICATION

Our records indicate that we do not have a certified Taxpayer Identification Number (“TIN”) on file.  Without a certified TIN, we may be required by law to withhold 28% from any sale transaction that you request.   Logon to www.melloninvestor.com/isd to certify your TIN, or contact us by phone to request a Substitute Form W-9.

If you are exempt from backup withholding, remember to indicate that when completing the certification.

OVER THE PHONE	THROUGH THE INTERNET
• Dial the toll-free number shown above	• Go to www.melloninvestor.com/isd
• Say “Certify my TIN” when prompted	• Logon to Investor ServiceDirect®
• Enter your TIN or Investor ID	• Select the account name
• Speak your answers at the prompt	• Choose Manage Account Info and select Certify Tax ID
• Confirm your certification

You’re done! It’s that easy!	*New user? Establish a PIN, then proceed.

SEE REVERSE SIDE FOR IMPORTANT INFORMATION

MIRANT CORPORATION

This statement is your record that the Mirant Corporation Series B Warrants have been credited to your account on the books of Mirant Corporation maintained by Mellon Investor Services, under the Direct Registration System.  Please verify all information on the reverse side of this statement.  This statement is neither a negotiable instrument nor a security, and delivery of this statement does not itself confer any rights on the recipient.  Nevertheless, it should be kept with your important documents as a record of your ownership of these securities.

Transfer ownership of your Book-Entry Warrants at any time by submitting the appropriate Warrant transfer documents to Mellon Investor Services.  Visit Mellon’s Investor ServiceDirect online at www.melloninvestor.com/isd, or call                                  to request transfer documents.

Transfer of your Book-Entry Warrants to your broker can be accomplished in one of two ways:

(1)            The fastest and easiest way - provide your broker with your Personal Account Information and request that your broker initiate an electronic transfer of your Warrants, or

(2)            Obtain a “Broker-Dealer Authorization Form” by visiting www.melloninvestor.com/isd, or by calling                               .

To sell any or all of your Book-Entry Warrants in your account at Mellon Investor Services, visit www.melloninvestor.com/isd, phone toll free                                and say “sell Warrants” using our Speech Recognition technology, or simply check the appropriate “sell” box, sign and date the attached sales coupon and mail it in the envelope provided.  By conducting a sale through this program, you agree that this constitutes immediate enrollment in the program.  Any sales of Book-Entry Warrants are subject to Mellon’s Terms and Conditions.

WARRANT AGREEMENT

The Warrant Agreement, dated January 3, 2006 (the “Warrant Agreement”), between Mirant Corporation (the “Company”) and Mellon Investor Services LLC, as Warrant Agent (the “Warrant Agent”) is incorporated by reference into and made a part of this statement and this statement is qualified in its entirety by reference to the Warrant Agreement.  A copy of the Warrant Agreement may be inspected at the Warrant Agent’s office at 480 Washington Blvd, Jersey City, NJ 07310, and is also available on the Company’s website at www.mirant.com. All capitalized terms used but not defined herein are defined in the Warrant Agreement shall have the meanings assigned to them therein.

Book-Entry Warrants may be exercised to purchase Shares from the Company from the Distribution Date through 5:00 p.m. New York City time on January 3, 2011 (the “Expiration Date”), at an initial exercise price of $20.54 (the “Exercise Price”) multiplied by the number of Shares set forth above (the “Exercise Amount”).  The Exercise Price and the number of Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.  Subject to the terms and conditions set forth in the Warrant Agreement, each Holder of a Book-Entry Warrant may exercise such Book-Entry Warrant by: (1) providing written notice of such election (the “Warrant Exercise Notice”) to exercise the Book-Entry Warrant to the Warrant Agent in accordance with the instructions below, no later than 5:00 p.m., New York City time, on the Expiration Date, and (2) paying the applicable Exercise Amount, together with any applicable taxes and governmental charges.

In lieu of paying the Exercise Amount as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, each Book-Entry Warrant shall entitle the Holder thereof, at the election of such Holder, to exercise the Book-Entry Warrant by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Book-Entry Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Shares shall no longer be issuable under the Book-Entry Warrant.

The Company shall not be required to issue fractions of Shares.

(DETACH SALES COUPON HERE)
SELL MY WARRANTS

By signing and returning this form, I am authorizing the sale of Mirant Corporation Series B Warrants held by Mellon Investor Services in book-entry form in my name.  Please mail me a check for the proceeds of the sale less applicable fees.  The fees to be charged are included in the enclosed Warrant Sale Program sheet.  THIS FORM MUST BE SIGNED BY THE REGISTERED HOLDER(S) EXACTLY AS THEIR NAME(S) APPEAR(S) ON THIS STATEMENT.

FULL SALE:	PARTIAL SALE:	Taxpayer ID or Social
☐ SELL ALL WARRANTS.	☐ SELL WARRANTS.	Security Number

SIGNATURE	DATE

SIGNATURE	DATE

FORM OF ELECTION TO EXERCISE WARRANT FOR WARRANT HOLDERS HOLDING BOOK-ENTRY WARRANTS (TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant statement, to purchase              newly issued shares of Common Stock of Mirant Corporation (the “Company”) at the Exercise Price of $               per share.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby.  The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such Shares $           (the “Exercise Amount”) by certified or official bank or bank cashiers check payable to the order of “Mirant Corporation”, or through a Cashless Exercise (as described below), no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date.

☐ Please check if the undersigned, in lieu of paying the Exercise Amount as set forth in the preceding paragraph, elects to exercise the Warrant by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Shares shall no longer be issuable under the Warrant (a “Cashless Exercise”).

The undersigned requests that a statement representing the Shares be delivered as follows:

Name

Address

Delivery Address (if different)

If such number of Shares is less than the aggregate number of Shares purchasable hereunder, the undersigned requests that a new Book-Entry Warrant representing the balance of such Warrants shall be registered, with the appropriate Warrant statement delivered as follows:

Name

Address

Delivery Address (if different)

Social Security or Other Taxpayer	Signature
Identification Number of Holder

Note: The above signature must correspond with the name as written upon the Warrant statement in every particular, without alteration or enlargement or any change whatsoever.  If the statement representing the Shares or any Warrant statement representing Warrants not exercised is to be registered in a name other than that in which this Warrant statement is registered, the signature of the holder hereof must be guaranteed.

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

Definitions

For more definitions, please visit our Glossary on-line through Investor ServiceDirect

Account Number:	The number needed by your broker to effect a transaction on your behalf.	Personal Account Information:	Your Account Number at Mellon Investor Services, your Taxpayer Identification Number and your account registration information.

CUSIP:	A unique number used to identify Company Name and the class of securities represented by this statement.	DRS or Direct Registration System:	A system established by the securities industry that allows investors to hold their warrants in electronic form on the books of the Issuer rather than in the form of a physical warrant certificate.

Investor ID:	The number used by Mellon to identify your account on the records of Company Name via the Internet.	Book-Entry Warrants:	Warrants for securities that are recorded and maintained electronically by the plan administrator or transfer agent and evidenced by a statement rather than a physical certificate.

EXHIBIT A-3

FORM OF FACE OF GLOBAL SERIES A WARRANT CERTIFICATE

VOID AFTER JANUARY 3, 2011

This Global Warrant Certificate is held by The Depositary Trust Company (the “Depositary”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any person under any circumstances except that (i) this Global Warrant Certificate may be exchanged in whole but not in part pursuant to Section 6(a) of the Warrant Agreement, (ii) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 6(i) of the Warrant Agreement and (iii) this Global Warrant Certificate may be transferred to a successor Depositary with the prior written consent of the Company.

Unless this Global Warrant Certificate is presented by an authorized representative of the Depositary to the Company or the Warrant Agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co.  or such other entity as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful because the registered owner hereof, Cede & Co., has an interest herein.

Transfers of this Global Warrant Certificate shall be limited to transfers in whole, but not in part, to nominees of the Depositary or to a successor thereof or such successor’s nominee, and transfers of portions of this Global Warrant Certificate shall be limited to transfers made in accordance with the restrictions set forth in Section 6 of the Warrant Agreement.

No registration or transfer of the securities issuable pursuant to the Warrant will be recorded on the books of the Company until such provisions have been complied with.

CUSIP No.
No.	WARRANT TO PURCHASE
SHARES OF COMMON STOCK

MIRANT CORPORATION

GLOBAL SERIES A WARRANT TO PURCHASE COMMON STOCK

FORM OF FACE OF SERIES A WARRANT CERTIFICATE
VOID AFTER JANUARY 3, 2011

This Warrant Certificate (“Warrant Certificate”) certifies that                              or its registered assigns is the registered holder of a Warrant (the “Warrant”) of Mirant Corporation a Delaware corporation (the “Company”), to purchase the number of shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”) of the Company set forth above.  This warrant expires on January 3, 2011 (such date, the “Expiration Date”), and entitles the holder to purchase from the Company the number of fully paid and non-assessable Shares set forth above at the exercise price (the “Exercise Price”) multiplied by the number of Shares set forth above (the “Exercise Amount”), payable to the Company either by certified or official bank or bank cashiers check payable to the order of the Company, or by wire transfer in immediately available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m. New York City time, on the business day immediately prior to the settlement date, which settlement date is three business days after a Warrant Exercise Notice is delivered (the “Settlement Date”).  The initial Exercise Price shall be $21.87.

In lieu of paying the Exercise Amount as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement (as defined on the reverse hereof), each Warrant shall entitle the Holder thereof, at the election of such Holder, to exercise the Warrant by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Shares shall no longer be issuable under the Warrant.

The Exercise Price and the number of Shares purchasable upon exercise of this Warrant are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

No Warrant may be exercised prior to the Distribution Date or after the Expiration Date.  After the Expiration Date, the Warrants will become wholly void and of no value.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF.  SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

Dated:
MIRANT CORPORATION

By:
Name:
Title:

MELLON INVESTOR SERVICES LLC,
as Warrant Agent

By:
Name:
Title:

 FORM OF REVERSE OF GLOBAL SERIES A WARRANT CERTIFICATE
MIRANT CORPORATION

The Warrant evidenced by this Warrant Certificate is a part of a duly authorized issue of Warrants to purchase a maximum of            shares of Common Stock issued pursuant to that certain Warrant Agreement, dated as of the Effective Date of the Plan (the “Warrant Agreement”), duly executed and delivered by the Company and Mellon Investor Services LLC, as Warrant Agent (the “Warrant Agent”).  The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants.  A copy of the Warrant Agreement may be inspected at the Warrant Agent office and is available upon written request addressed to the Company.  All capitalized terms used on the face of this Warrant Certificate herein but not defined that are defined in the Warrant Agreement shall have the meanings assigned to them therein.

Warrants may be exercised to purchase Shares from the Company from the Distribution Date through 5:00 p.m. New York City time on the Expiration Date, at the Exercise Price set forth on the face hereof, subject to adjustment as described in the Warrant Agreement.  Subject to the terms and conditions set forth herein and in the Warrant Agreement, the Holder of the Warrant evidenced by this Warrant Certificate may exercise such Warrant by:

(i)            providing written notice of such election (“Warrant Exercise Notice”) to exercise the Warrant to the Warrant Agent at the address set forth in the Warrant Agreement, “Re:  Warrant Exercise”, by hand or by facsimile, no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall substantially be in the form of an election to purchase Shares set forth herein, properly completed and executed by the Holder;

(ii)           delivering no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date, the Warrant Certificates evidencing such Warrants to the Warrant Agent; and

(iii)          paying the applicable Exercise Amount, together with any applicable taxes and governmental charges.

In lieu of paying the Exercise Amount as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, each Warrant shall entitle the Holder thereof, at the election of such Holder, to exercise the Warrant by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Shares shall no longer be issuable under the Warrant.

In the event that upon any exercise of the Warrant evidenced hereby the number of Shares actually purchased shall be less than the total number of Shares purchasable upon exercise of the Warrant evidenced hereby, there shall be issued to the holder hereof, or such holder’s assignee, a new Warrant Certificate evidencing a Warrant to purchase the Shares not so purchased.  No adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Warrant.  After the Expiration Date, unexercised Warrants shall become wholly void and of no value.

The Company shall not be required to issue fractions of Shares or any certificates that evidence fractional Shares.

Warrant Certificates, when surrendered by book-entry delivery through the facilities of the Depositary may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing a Warrant to purchase in the aggregate a like number of Shares.

No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws.

The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

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EXHIBIT A-4

FORM OF FACE OF GLOBAL SERIES B WARRANT CERTIFICATE

VOID AFTER JANUARY 3, 2011

This Global Warrant Certificate is held by The Depositary Trust Company (the “Depositary”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any person under any circumstances except that (i) this Global Warrant Certificate may be exchanged in whole but not in part pursuant to Section 6(a) of the Warrant Agreement, (ii) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 6(i) of the Warrant Agreement and (iii) this Global Warrant Certificate may be transferred to a successor Depositary with the prior written consent of the Company.

Unless this Global Warrant Certificate is presented by an authorized representative of the Depositary to the Company or the Warrant Agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co.  or such other entity as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful because the registered owner hereof, Cede & Co., has an interest herein.

Transfers of this Global Warrant Certificate shall be limited to transfers in whole, but not in part, to nominees of the Depositary or to a successor thereof or such successor’s nominee, and transfers of portions of this Global Warrant Certificate shall be limited to transfers made in accordance with the restrictions set forth in Section 6 of the Warrant Agreement.

No registration or transfer of the securities issuable pursuant to the Warrant will be recorded on the books of the Company until such provisions have been complied with.

CUSIP No.
No.	WARRANT TO PURCHASE
SHARES OF COMMON STOCK

MIRANT CORPORATION

GLOBAL SERIES B WARRANT TO PURCHASE COMMON STOCK

FORM OF FACE OF SERIES B WARRANT CERTIFICATE
VOID AFTER JANUARY 3, 2011

This Warrant Certificate (“Warrant Certificate”) certifies that                          or its registered assigns is the registered holder of a Warrant (the “Warrant”) of Mirant Corporation a Delaware corporation (the “Company”), to purchase the number of shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”) of the Company set forth above.  This warrant expires on January 3, 2011 (such date, the “Expiration Date”), and entitles the holder to purchase from the Company the number of fully paid and non-assessable Shares set forth above at the exercise price (the “Exercise Price”) multiplied by the number of Shares set forth above (the “Exercise Amount”), payable to the Company either by certified or official bank or bank cashiers check payable to the order of the Company, or by wire transfer in immediately available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m. New York City time, on the business day immediately prior to the settlement date, which settlement date is three business days after a Warrant Exercise Notice is delivered (the “Settlement Date”).  The initial Exercise Price shall be $20.54.

In lieu of paying the Exercise Amount as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement (as defined on the reverse hereof), each Warrant shall entitle the Holder thereof, at the election of such Holder, to exercise the Warrant by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Shares shall no longer be issuable under the Warrant.

The Exercise Price and the number of Shares purchasable upon exercise of this Warrant are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

No Warrant may be exercised prior to the Distribution Date or after the Expiration Date.  After the Expiration Date, the Warrants will become wholly void and of no value.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF.  SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

Dated:
MIRANT CORPORATION

By:
Name:
Title:

MELLON INVESTOR SERVICES LLC,
as Warrant Agent

By:
Name:
Title:

 FORM OF REVERSE OF GLOBAL SERIES B WARRANT CERTIFICATE
MIRANT CORPORATION

The Warrant evidenced by this Warrant Certificate is a part of a duly authorized issue of Warrants to purchase a maximum of           shares of Common Stock issued pursuant to that certain Warrant Agreement, dated as of the Effective Date of the Plan (the “Warrant Agreement”), duly executed and delivered by the Company and Mellon Investor Services LLC, as Warrant Agent (the “Warrant Agent”).  The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants.  A copy of the Warrant Agreement may be inspected at the Warrant Agent office and is available upon written request addressed to the Company.  All capitalized terms used on the face of this Warrant Certificate herein but not defined that are defined in the Warrant Agreement shall have the meanings assigned to them therein.

Warrants may be exercised to purchase Shares from the Company from the Distribution Date through 5:00 p.m. New York City time on the Expiration Date, at the Exercise Price set forth on the face hereof, subject to adjustment as described in the Warrant Agreement.  Subject to the terms and conditions set forth herein and in the Warrant Agreement, the Holder of the Warrant evidenced by this Warrant Certificate may exercise such Warrant by:

(i)            providing written notice of such election (“Warrant Exercise Notice”) to exercise the Warrant to the Warrant Agent at the address set forth in the Warrant Agreement, “Re:  Warrant Exercise”, by hand or by facsimile, no later than 5:00 p.m., New York City time, on the Expiration Date, which Warrant Exercise Notice shall substantially be in the form of an election to purchase Shares set forth herein, properly completed and executed by the Holder;

(ii)           delivering no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date, the Warrant Certificates evidencing such Warrants to the Warrant Agent; and

(iii)          paying the applicable Exercise Amount, together with any applicable taxes and governmental charges.

In lieu of paying the Exercise Amount as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, each Warrant shall entitle the Holder thereof, at the election of such Holder, to exercise the Warrant by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Shares shall no longer be issuable under the Warrant.

In the event that upon any exercise of the Warrant evidenced hereby the number of Shares actually purchased shall be less than the total number of Shares purchasable upon exercise of the Warrant evidenced hereby, there shall be issued to the holder hereof, or such holder’s assignee, a new Warrant Certificate evidencing a Warrant to purchase the Shares not so purchased.  No adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Warrant.  After the Expiration Date, unexercised Warrants shall become wholly void and of no value.

The Company shall not be required to issue fractions of Shares or any certificates that evidence fractional Shares.

Warrant Certificates, when surrendered by book-entry delivery through the facilities of the Depositary may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing a Warrant to purchase in the aggregate a like number of Shares.

No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws.

The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

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EXHIBIT B-1

 FORM OF ELECTION TO EXERCISE WARRANT FOR WARRANT HOLDERS
HOLDING BOOK-ENTRY WARRANTS

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by Book-Entry Warrants, to purchase              newly issued shares of Common Stock of Mirant Corporation (the “Company”) at the Exercise Price of $            per share.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such Shares $             (the “Exercise Amount”) by certified or official bank or bank cashiers check payable to the order of the Company, or through a Cashless Exercise (as described below), no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date.

        Please check if the undersigned, in lieu of paying the Exercise Amount as set forth in the preceding paragraph, elects to exercise the Warrant by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Shares shall no longer be issuable under the Warrant (a “Cashless Exercise”).

The undersigned requests that a statement representing the Shares be delivered as follows:

Name

Address

Delivery Address (if different)

If such number of Shares is less than the aggregate number of Shares purchasable hereunder, the undersigned requests that a new Book-Entry Warrant representing the balance of such Warrants shall be registered, with the appropriate Warrant Statement delivered as follows:

Name

Address

Delivery Address (if different)

Social Security or Other Taxpayer Identification Number of Holder	Signature

Note: If the statement representing the Shares or any Book-Entry Warrants representing Warrants not exercised is to be registered in a name other than that in which the Book-Entry Warrants are registered, the signature of the holder hereof must be guaranteed.

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

EXHIBIT B-2

FORM OF ELECTION TO EXERCISE WARRANT FOR
WARRANT HOLDERS HOLDING WARRANTS THROUGH
THE DEPOSITORY TRUST COMPANY

TO BE COMPLETED BY DIRECT PARTICIPANT
IN THE DEPOSITORY TRUST COMPANY
NEW MIRANT

Warrants to Purchase                Shares of Common Stock
(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by                    Warrants held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depositary”), to purchase                   newly issued shares of Common Stock of (the “Company”) at the Exercise Price of $                 per share.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such Shares $                   (the “Exercise Amount”) by certified or official bank or bank cashiers check payable to the order of the Company, or by wire transfer in immediately available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or through a Cashless Exercise (as described below), no later than 5:00 p.m., New York City time, on the business day immediately prior to the Settlement Date.

                 Please check if the undersigned, in lieu of paying the Exercise Amount as set forth in the preceding paragraph, elects to exercise the Warrant by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Shares shall no longer be issuable under the Warrant (a “Cashless Exercise”).

The undersigned requests that the principal amount of Warrants exercised hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below; provided, that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depositary or its nominee.

Dated:

NOTE:  THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.  THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITARY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.  NAME OF DIRECT PARTICIPANT IN THE DEPOSITARY:

(PLEASE PRINT)
ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH WARRANTS ARE BEING DELIVERED:

DEPOSITARY ACCOUNT NO.

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE”.  WARRANT HOLDER DELIVERING WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE

NAME:
(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH THE SHARES OF COMMON STOCK ARE TO BE CREDITED:

DEPOSITARY ACCOUNT NO.

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER OF WARRANTS BEING EXERCISED:

(ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE)

Signature:

Name:

Capacity in which Signing:

Signature Guaranteed BY:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

EXHIBIT C

FORM OF ASSIGNMENT

(TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER
DESIRES TO TRANSFER A WARRANT)

FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto

Name of Assignee

Address of Assignee

             Warrants to purchase shares of Common Stock held by the undersigned, together with all right, title and interest therein, and does irrevocably constitute and appoint                             attorney, to transfer such Warrants on the books of the Warrant Agent, with full power of substitution.

Dated	Signature

Social Security or Other Taxpayer Identification Number of Assignee

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.